Subsequent events	12 Months Ended
Mar. 31, 2015
Subsequent events

23.    Subsequent events:

For information on NTT’s resolution with respect to its two-for-one stock split, see note 14.

Lux e-shelter 1 S.a.r.l. (“e-shelter”)

On June 22, 2015, NTT Communications, a subsidiary of NTT, acquired 86.7% of the outstanding shares of German data center services provider e-shelter for ¥99,856 million. This acquisition is intended to strengthen NTT’s ability to provide global seamless ICT solutions in response to the demand for cloud and data center services in Europe. NTT is currently calculating the financial impact of the assets acquired and liabilities assumed as of the acquisition date.